UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2024

SANDRIDGE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 E. Sheridan Ave., Suite 500

Oklahoma City, OK 73104

(Address of Principal Executive Offices)

(405) 429-5500

Registrant’s Telephone Number, Including Area Code

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 30, 2024, SandRidge Exploration and Production, LLC (the “Purchaser”), a Delaware limited liability company and a wholly owned subsidiary of SandRidge Energy, Inc. (the “Company”), Upland Exploration, LLC, a Texas limited liability company, and Upland Operating, LLC, an Oklahoma limited liability company (together with Upland Exploration, LLC, collectively, the “Seller”) closed the transactions (the “Transactions”) contemplated by the previously announced Purchase and Sale Agreement, dated July 29, 2024 (the “PSA”) and the Purchaser purchased certain of Seller’s interests in oil and gas properties, rights, and related assets in the Cherokee play of the Western Anadarko Basin (the “Assets”) for $144 million, subject to customary purchase price adjustments (the “Closing”) and subject to final post-closing settlement between Purchaser and Seller. The Company funded the closing payment with cash on hand.

On August 30, 2024, and in connection with the Closing, the Purchaser and the Seller entered into an Amendment (the “Amendment”) to the PSA, to, among other things, amend the defined term “Assets” to include additional wells and leases, as well as certain definitions in the “Holdback Matters.”

The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 3, 2024, the Company issued a press release, attached hereto as Exhibit 99.1, announcing the Closing of the Transactions (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information and exhibit set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall by expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amendment to Purchase and Sale Agreement, dated August 30, 2024 by and among SandRidge Exploration and Production, LLC, SandRidge Energy, Inc., Upland Exploration LLC and Upland Operating, LLC.*
99.1	Press Release, dated September 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any such omitted Exhibit or Schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SandRidge Energy, Inc.

Dated: September 3, 2024	By:	/s/ Brandon Brown
	Name:	Brandon Brown
	Title:	Senior Vice President and Chief Financial Officer

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